UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

Macquarie Infrastructure Income Opportunities Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56868	41-6643038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Fifth Avenue
New York, New York		10103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 917 847-5283

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

In its monthly closing for October 2026, Macquarie Infrastructure Income Opportunities Fund (the "Company") sold shares of its Class J common shares of beneficial interest (the "Shares") as of October 1, 2026 for aggregate consideration of $17.55 million. The number of Shares to be issued was finalized on October 28, 2026. The purchase price per Share of each class of Shares equaled the Fund's net asset value ("NAV") per Share as of September 30, 2026. The following table details the Shares sold:

Class of Shares	Amount of Shares Sold	Consideration
Class J	691,489.361	$17,550,000
Total	691,489.361	$17,550,000

The offer and sale of the Shares were made as part of the Company's continuous private offering and were exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Section 4(a)(2) thereof and Regulation D or Regulation S thereunder, as applicable. The Company relied upon representations from investors in their subscription agreements that each investor was either (i) an "accredited investor" as defined in Regulation D under the 1933 Act or (ii) not a "U.S. person" as defined in Regulation S under the 1933 Act.

Item 8.01 Other Events.

Net Asset Value

The net asset value ("NAV") per Share as of September 30, 2026, as determined in accordance with the Company's valuation policy, is set forth below.

NAV as of September 30, 2026
Class J Shares	$25.38

As of September 30, 2026, the Company's aggregate NAV was approximately $701.8 million.

October Distribution

The Company announced the declaration of regular monthly distributions for shareholders of record as of the close of business October 30, 2026 for its Class J Shares in the amount of $0.1481 per Share. The distribution will be paid on or about December 4, 2026. The distributions will be paid in cash or reinvested in Shares for shareholders participating in the Company's distribution reinvestment plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macquarie Infrastructure Income Opportunities Fund

Date:	November 3, 2026	By:	/s/ Maximilian Cervelli
		Name: Title:	Maximilian Cervelli Chief Financial Officer